INVESCO ADVISOR FUNDS, INC.

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
            (as previously supplemented October 1, 1995, October 25, 1995,
                       December 11, 1995 and January 15, 1996)
                               Effective March 1, 1996


          This  supplement  supersedes   applicable  sections  of  previous
          supplements to the Prospectus dated May 1, 1995.

          The "REDEMPTIONS" section in the Summary on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

          REDEMPTIONS:
          A CDSC is applicable to shares purchased by new investors on or after May 1, 1995, and redeemed within the first year after purchase. The CDSC for the Income Portfolio is 0.60% and for all other Portfolios is 1.00%. There is no CDSC applicable to additional purchases of shares in any of the Portfolios by shareholders of record on April 30, 1995. Shareholders whose broker/dealers maintain a single omnibus account with the Funds' transfer agent on behalf of those shareholders and perform sub-accounting functions with respect to those shareholders and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date, will be subject to a CDSC on all purchases made after March 1, 1996. Redemptions of shares of the Cash Management Portfolio are generally not subject to a CDSC; however, a CDSC may be applicable to redemptions of shares of the Cash Management Portfolio if the redeemed shares were exchanged from another Portfolio. The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The amount paid upon redemption will be the net asset value per share next determined after the redemption request is received in proper form, less the amount of any applicable CDSC. Payment will be made no later than three days after receipt of a redemption request in good order. Shares may be redeemed by writing or calling Fund/Plan Services, Inc. (the "Transfer Agent"). Redemptions may also be effected through the shareholder's securities dealer of record.

          Each Portfolio has the right to redeem shareholder accounts which fall below a minimum level as a result of redemptions of shares ($1,000 or less for the Cash Management Portfolio and $10,000 or less for the other Portfolios. See "INVESCO Advisor Funds, Inc. Shareholder Services Guide - How to Redeem Shares").

          The section entitled "THE DISTRIBUTOR" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:


          ISI, the Fund's distributor (the "Distributor"), a Georgia corporation, is the principal underwriter of the Fund under a Distribution Agreement (the "Distribution Agreement"). All of the Distributor's outstanding voting shares are owned by ICM. The Distributor is also the principal underwriter for other investment companies. The Distributor acts as agent upon the receipt of orders from investors. The Distributor's principal office is located at 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

          The Distributor will be reimbursed for distribution-related expenses by the Equity, Income, Flex, MultiFlex, Real Estate and International Value Portfolios pursuant to the plan of distribution promulgated pursuant to Rule 12b-1 under the 1940 Act, as described under "Plan of Distribution" herein and in the Statement of Additional Information under "Distribution of Shares." The Cash Management Portfolio does not have a plan of distribution under Rule 12b-1. Shares purchased on or after May 1, 1995, by new investors of the Equity, Flex, MultiFlex, Real Estate and International Value Portfolios are subject to a 1% CDSC on redemptions made within one year of purchase. Shares purchased on or after May 1, 1995, by new investors of the Income Portfolio are subject to a CDSC of a set percentage on redemptions made within one year of purchase. The set percentage for the Income Portfolio is 0.60% (for the period May 1, 1995, through September 30, 1995, the rate was 1.0%). Shares purchased on or after March 1, 1996 through a broker/dealer who performs a sub-accounting function on behalf of the transfer agent in an omnibus account, and is unable to segregate shareholders by date of opening of accounts, will be subject to the appropriate CDSC. The proceeds of the CDSC are paid to the Distributor to defray its expenses in providing certain distribution-related services to the Fund, including the payment of a sales commission to broker-dealers who sell shares of the Fund, as described below.

          The section entitled "PLAN OF DISTRIBUTION" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

                                 PLAN OF DISTRIBUTION

          Rule 12b-1 under the 1940 Act ("Rule 12b-1") permits investment companies to use their assets to bear expenses of distributing their shares if they comply with various conditions. Pursuant to Rule 12b-1, the Equity, Income, Flex, MultiFlex, Real Estate and International Value Portfolios, but not the Cash Management Portfolio, have adopted a plan of distribution (the "Plan") which provides that each Portfolio may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.60% per annum of the average net assets of the Income Portfolio, and 1.0% of the average annual net assets for the other Portfolios. This expense includes the payment of 0.25% of average annual net assets to broker-dealers as a "service fee" for providing account maintenance or personal service to existing shareholders.

          The Plan provides for payments by each Portfolio (except the Cash Management Portfolio) to ISI at the rates indicated above, subject to the authority of the directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

          Although shares are sold without an initial sales charge, ISI may pay a sales commission to dealers who sell shares of the relevant Portfolios. These sales commissions may equal 0.60% on sales of Income Portfolio and 1.0% on sales of the other Portfolios. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995, who purchase additional shares in any of the Portfolios on or after May 1, 1995, and in circumstances where ISI grants an exemption on particular transactions. Shares purchased on or after March 1, 1996 through a broker/dealer who performs a sub-accounting function on behalf of the transfer agent in an omnibus account, and is unable to segregate shareholders by date of opening of accounts, will be subject to the appropriate CDSC. In addition, in order to further compensate dealers (including, for this purpose, certain other financial institutions) for services provided in connection with sales of shares and the maintenance of shareholder accounts, ISI makes quarterly payments to qualifying dealers based on the average net asset value of shares which are attributable to shareholders for whom the dealers are designated as the dealer of record. ISI makes such payments up to a maximum annual rate of 1.0% (0.60% for the Income Portfolio) of the average net asset value of shares sold by broker-dealers, which are outstanding on the books of such Portfolios for each month, subject to the annual limitations described above. When a sales commission has been paid to the selling broker-dealer, additional quarterly payments will not be made until after the first full year. ISI may suspend or modify the payments made to dealers described above, and such payments are subject to the continuation of the Plan, the terms of selling or shareholder servicing agreements between dealers and ISI, and any applicable limits imposed by the NASD.

          For  additional   information  concerning  the  Fund's   plan  of
          distribution, see the Statement of Additional Information under "Distribution of Shares."

          The section entitled "INVESCO ADVISOR FUNDS, INC., SHAREHOLDER SERVICES GUIDE - Contingent Deferred Sales Charges" on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

          Contingent Deferred Sales Charges

          Shares of each Portfolio, except the Cash Management Portfolio, that are purchased by new investors on or after May 1, 1995, and redeemed within one year from the date of purchase are subject to a CDSC. The CDSC is 0.60% for the Income Portfolio (for the period May 1, 1995, through September 30, 1995, the rate was 1.0%) and 1.0% for all other Portfolios (except the Cash Management Portfolio). The CDSC is applied to the lesser of the net asset value of the shares at redemption or the initial purchase price of the shares being redeemed. There is no CDSC applicable to additional purchases of shares in any of the Portfolios by shareholders of record on April 30, 1995. Shares purchased on or after March 1, 1996 through a broker/dealer who performs a sub-accounting function on behalf of the transfer agent in an omnibus account, and is unable to segregate shareholders by date of opening of accounts, will be subject to the appropriate CDSC. Redemptions of shares of the Cash Management Portfolio are generally not subject to a CDSC; however, a CDSC may be applicable to redemptions of shares of the Cash Management Portfolio if the redeemed shares were exchanged from another Portfolio. See "How to Exchange Shares." Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution-related services to the Fund, such as the payment of a commission to the selling dealer or agent at the time of share purchase. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell shares without a sales charge at the time of purchase.

          Prior to May 1, 1995, shares originally purchased prior to January 1, 1992, were subject to a maximum CDSC of 5% of the lesser of the original purchase price or market value at redemption of those shares. Imposition of the CDSC on "old" shares has been discontinued.